Prospectus supplement dated October 1, 2013
to the following prospectus(es):
VIP Extra Credit Annuity (NLIC and NLAIC) prospectus dated May 1, 2002
VIP Premier DCA Annuity (NLIC and NLAIC) prospectus dated November 1, 2001
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
Effective October 1, 2013, the following changes apply to your prospectus:
(1)	The provisions relating to surrender/withdrawal requests are amended to reflect the following:
Nationwide may permit surrender/withdrawal requests to be submitted by telephone to the Service Center. Requests submitted by telephone will be subject to dollar amount limitations and may be subject to payment restrictions to prevent fraud. Nationwide reserves the right to restrict or remove the ability to submit requests by telephone upon written notice. Contact the Service Center for current limitations and restrictions. When taking a full surrender, submitted in writing or by telephone, Nationwide may require that the contract accompany the request.
(2)	The following ″Treatment of Unclaimed Property″ section is added to your prospectus:
Treatment of Unclaimed Property
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract's Annuity Date or the date Nationwide becomes informed that a death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, Nationwide is still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, Nationwide will escheat the death benefit to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Contract Owner last resided, as shown on Nationwide's books and records, or to Ohio, Nationwide's state of domicile. If a claim is subsequently made, the state is obligated to pay any such amount (without interest) to the designated recipient upon presentation of proper documentation.
To prevent escheatment, it is important to update beneficiary designations - including complete names, complete addresses, phone numbers, and social security numbers - as they change. Such updates should be sent to the Service Center.
(3)	The provisions relating to the Annuity Date are amended to reflect the following:
Generally, the Owner designates the Annuity Date at the time of application. If no Annuity Date is designated at the time of application, Nationwide will establish the Annuity Date as the date the Annuitant reaches the age identified as the latest possible Maturity Date.
The Owner may change the Annuity Date before the Contract proceeds are applied to a Payment Option. This change must be submitted in writing to the Service Center and approved by Nationwide.
Generally, Nationwide will not apply the Contract proceeds to a Payment Option until specifically directed to do so. However, for Non-Qualified Contracts only, Nationwide will automatically apply the Contract proceeds to a Payment Option within 45 days after the Annuity Date (whether default or otherwise), unless (1) Nationwide has had direct contact with the Owner (indicating that the contract is not abandoned); or (2) the Owner has taken some type of action which is inconsistent with the desire to apply the Contract proceeds to a Payment Option.
GWP-0463